                                                                     Exhibit 4.1

================================================================================



                       CINCINNATI FINANCIAL CORPORATION



                                      to



                      THE FIRST NATIONAL BANK OF CHICAGO,
                                    Trustee



                                  ___________



                                   INDENTURE

                     Dated as of  _________________, 1998


                                  ___________



                           ____% Debentures due 2028



================================================================================

                              TABLE OF CONTENTS*

                                                                            Page
                                                                            ----
Parties....................................................................    1
Recitals...................................................................    1

                                 ARTICLE ONE.

                                 Definitions.

SECTION 1.01. Definitions..................................................    1
                    Affiliate..............................................    1
                    Authenticating Agent...................................    2
                    Board of Directors.....................................    2
                    Board Resolution.......................................    2
                    Business Day...........................................    2
                    Company................................................    2
                    Company Request and Company Order......................    2
                    Consolidated Net Worth.................................    2
                    Depository.............................................    2
                    Designated Subsidiary..................................    2
                    Dollar.................................................    2
                    Event of Default.......................................    3
                    Global Security........................................    3
                    Government Obligations.................................    3
                    Holder.................................................    3
                    Indebtedness...........................................    3
                    Indenture..............................................    3
                    Interest...............................................    3
                    Interest Payment Date..................................    3
                    Issue Date.............................................    3
                    Officers' Certificate..................................    3
                    Opinion of Counsel.....................................    4
                    Outstanding............................................    4
                    Paying Agent...........................................    5
                    Person.................................................    5
                    Place of Payment.......................................    5
                    Predecessor Security...................................    5
                    Principal Office of the Trustee........................    5
                    Public Notice..........................................    5

--------------
* This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----
                    Regular Record Date....................................    5
                    Responsible Officer....................................    5
                    Security or Securities.................................    6
                    Security Custodian.....................................    6
                    Security Register......................................    6
                    Special Record Date....................................    6
                    Stated Maturity........................................    6
                    Subsidiary.............................................    6
                    Trust Indenture Act of 1939............................    6
                    Trustee................................................    6
                    Voting Stock...........................................    6

                                 ARTICLE TWO.

                                Security Forms.

SECTION 2.01. Forms Generally..............................................    6
SECTION 2.02. Form of Face of Security.....................................    7
SECTION 2.03. Form of Reverse of Security..................................    9
SECTION 2.04. Form of Trustee's Certificate of Authentication..............   13
SECTION 2.05. Securities in Global Form....................................   13

                                ARTICLE THREE.

                                The Securities.

SECTION 3.01. Title and Term...............................................   15
SECTION 3.02. Denominations................................................   15
SECTION 3.03. Payment of Principal and Interest............................   15
SECTION 3.04. Execution of Securities......................................   16
SECTION 3.05. Temporary Securities.........................................   17
SECTION 3.06. Exchange and Registration of Transfer of Securities..........   18
SECTION 3.07. Mutilated, Destroyed, Lost or Stolen Securities..............   19
SECTION 3.08. Payment of Interest; Interest Rights Preserved...............   20
SECTION 3.09. Persons Deemed Owners........................................   21
SECTION 3.10. Cancellation of Securities Paid, etc.........................   21

                                 ARTICLE FOUR.

                          [Intentionally Left Blank]

                                 ARTICLE FIVE.


                      Particular Covenants of the Company

                                                                            PAGE
                                                                            ----
SECTION 5.01. Payment of Principal, Premium and Interest..................... 22
SECTION 5.02. Offices for Notices and Payments, etc.......................... 22
SECTION 5.03. Appointments to Fill Vacancies in Trustee's Office............. 22
SECTION 5.04. Provisions as to Paying Agent.................................. 22
SECTION 5.05. Limitations on Liens on Stock of Subsidiaries.................. 23
SECTION 5.06. Limitations on Disposition of Stock of Designated Subsidiaries. 24
SECTION 5.07. Certificate to Trustee......................................... 24
SECTION 5.08. Waivers of Covenants........................................... 24


                                  ARTICLE SIX.

            Holders' Lists and Reports by the Company and the Trustee.


SECTION 6.01. Holders' Lists................................................. 25
SECTION 6.02. Preservation and Disclosure of Lists........................... 25
SECTION 6.03. Reports by the Company......................................... 25
SECTION 6.04. Reports by the Trustee......................................... 25


                                 ARTICLE SEVEN.

              Remedies of the Trustee and Holders on Event of Default.

SECTION 7.01. Events of Default.............................................. 26
SECTION 7.02. Payment of Securities Upon Default; Suit Therefor.............. 28
SECTION 7.03. Application of Moneys Collected by Trustee..................... 30
SECTION 7.04. Proceedings by Holders......................................... 31
SECTION 7.05. Proceedings by Trustee......................................... 31
SECTION 7.06. Remedies Cumulative and Continuing............................. 32
SECTION 7.07. Direction of Proceedings and Waiver of Defaults by
                  Majority of Holders........................................ 32
SECTION 7.08. Notice of Defaults............................................. 33
SECTION 7.09. Undertaking to Pay Costs....................................... 33
SECTION 7.10. Unconditional Right of Holders to Receive Principal
                  Premium and Interest....................................... 33


                                 ARTICLE EIGHT.

                            Concerning the Trustee.

                                                                            PAGE
                                                                            ----
SECTION 8.01.  Duties and Responsibilities of Trustee........................ 33
SECTION 8.02.  Reliance on Documents, Opinions, etc.......................... 34
SECTION 8.03.  No Responsibility for Recitals, etc........................... 35
SECTION 8.04.  Trustee and Agents May Own Securities......................... 35
SECTION 8.05.  Moneys to be Held in Trust.................................... 35
SECTION 8.06.  Compensation and Expenses of Trustee.......................... 35
SECTION 8.07.  Officers' Certificate as Evidence............................. 36
SECTION 8.08.  Conflicting Interest of Trustee............................... 36
SECTION 8.09.  Eligibility of Trustee........................................ 36
SECTION 8.10.  Resignation or Removal of Trustee............................. 37
SECTION 8.11.  Acceptance by Successor Trustee............................... 38
SECTION 8.12.  Succession by Merger, etc..................................... 38
SECTION 8.13.  Limitation on Rights of Trustee as a Creditor................. 39
SECTION 8.14.  Authenticating Agents......................................... 39


                                 ARTICLE NINE.

                            Concerning the Holders.


SECTION 9.01.  Action by Holders............................................. 42
SECTION 9.02.  Proof of Execution by Holders................................. 42
SECTION 9.03.  Who Are Deemed Absolute Owners................................ 42
SECTION 9.04.  Company-Owned Securities Disregarded.......................... 43
SECTION 9.05.  Revocation of Consents; Future Holders Bound.................. 43


                                  ARTICLE TEN.

                           [Intentionally Left Blank]


                                ARTICLE ELEVEN.

                            Supplemental Indentures.


SECTION 11.01.  Supplemental Indentures without Consent of Holders........... 44
SECTION 11.02.  Supplemental Indentures with Consent of Holders.............. 45
SECTION 11.03.  Effect of Supplemental Indentures............................ 46
SECTION 11.04.  Notation on Securities....................................... 46
SECTION 11.05.  Evidence of Compliance of Supplemental Indenture to be
                   Furnished Trustee......................................... 46

                                                                            PAGE
                                                                            ----
                                 ARTICLE TWELVE.

                  Consolidation, Merger, Sale and Conveyance.

SECTION 12.01.  Company May Consolidate, etc., on Certain Terms.............. 46
SECTION 12.02.  Successor Corporation to be Substituted...................... 47
SECTION 12.03.  Opinion of Counsel to Be Given Trustee....................... 48

                               ARTICLE THIRTEEN.

                    Satisfaction and Discharge of Indenture.

SECTION 13.01.  Satisfaction, Discharge and Defeasance of the Securities..... 48
SECTION 13.02.  Defeasance of the Securities................................. 49
SECTION 13.03.  Application of Trust Funds; Indemnification.................. 50
SECTION 13.04.  Return of Unclaimed Moneys................................... 51


                               ARTICLE FOURTEEN.

        Immunity of Incorporators, Stockholders, Officers and Directors.

SECTION 14.01.  Indenture and Securities Solely Corporate Obligations........ 51

                                ARTICLE FIFTEEN.

                           Miscellaneous Provisions.



SECTION 15.01.  Provisions Binding on Successors of the Company.............. 52
SECTION 15.02   Indenture for Sole Benefit of Parties and Holders of the
                  Securities................................................. 52
SECTION 15.03   Addresses for Notices, etc................................... 52
SECTION 15.04.  New York Contract............................................ 53
SECTION 15.05.  Evidence of Compliance with Conditions Precedent............. 53
SECTION 15.06.  Legal Holidays............................................... 53
SECTION 15.07.  Trust Indenture Act of 1939 to Control....................... 53
SECTION 15.08.  Table of Contents, Headings, etc............................. 54
SECTION 15.09.  Execution in Counterparts.................................... 54

Signatures................................................................... 55
Acknowledgments.............................................................. 55

                            CROSS REFERENCE SHEET**

          Provisions of Sections 310 through 318(a) inclusive of Trust Indenture Act of 1939 and the Indenture dated as of _________________, 1998 between Cincinnati Financial Corporation and The First National Bank of Chicago, as Trustee.



       Section of Act                                       Section of Indenture
       --------------                                       --------------------
310(a)(1) and (2)........................................   8.09
310(a)(3) and (4)........................................   *
310(b)...................................................   8.08 and 8.10
310(c)...................................................   *
311(a)...................................................   8.13(a)
311(b)...................................................   8.13(b)
311(c)...................................................   *
312(a)...................................................   6.01 and 6.02(a)
312(b)...................................................   6.02(b)
312(c)...................................................   6.02(c)
313(a)(1), (2), (3), (4), (6) and (7)....................   6.04(a)(1-6)
313(a)(5)................................................   *
313(b)(1)................................................   *
313(b)(2)................................................   6.04(b)
313(c)...................................................   6.04(c)
313(d)...................................................   6.04(d)
314(a)(1)................................................   6.03(a)
314(a)(2)................................................   6.03(b)
314(a)(3)................................................   6.03(c)
314(b)...................................................   *
314(c)(1)................................................   15.05
314(c)(2)................................................   15.05
314(c)(3)................................................   *
314(d)...................................................   *
314(e)...................................................   15.05
314(f)...................................................   *
315(a), (c) and (d)......................................   8.01
315(b)...................................................   7.08
315(e)...................................................   7.09
316(a)(1)................................................   7.07
316(a)(2)................................................   *
316(a) last para.........................................   9.04
316(b)...................................................   7.10
317(a)...................................................   7.02
317(b)...................................................   5.04
318(a)...................................................   15.07

----------------------
*  Not applicable.

** This cross reference sheet shall not, for any purpose, be deemed to be part of the Indenture.

          THIS INDENTURE, dated as of ___________________, 1998, between Cincinnati Financial Corporation, an Ohio corporation (the "Company"), and The First National Bank of Chicago, a national banking association, as trustee (the "Trustee") .

                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issue of $350,000,000 aggregate principal amount of its ___% Debentures due _____________, 2028 (the "Securities").

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase or acceptance of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of the respective Holders as follows:


                                  ARTICLE ONE

                                  Definitions

          SECTION 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference therein defined in the Securities Act of 1933, as amended, shall have (except as herein otherwise expressly provided or unless the context otherwise requires) the meanings assigned to such terms in said Trust Indenture Act of 1939 and in said Securities Act as in force at the date of the execution of this Indenture. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation. All references to such terms herein shall be both to the singular or the plural, as the context so requires.

          "Affiliate", when used with respect to any specified Person, means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such

Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means the agent of the Trustee, if any, which at the time shall be appointed and acting pursuant to Section 8.14.

          "Board of Directors" means the Board of Directors of the Company or any authorized committee of such Board designated by the Board of Directors or the by-laws or the articles of incorporation of the Company to act for such Board for purposes of this Indenture.

          "Board Resolution" means a copy of a resolution certified by a Vice President, the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

          "Company" means Cincinnati Financial Corporation, an Ohio corporation, and, subject to Article Twelve, shall include its successors and assigns.

          "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, Vice Chairman of the Board, President or a Vice President, and by its Treasurer, Secretary, Assistant Secretary or Assistant Treasurer, and delivered to the Trustee.

          "Consolidated Net Worth" means the Company's assets minus liabilities, determined on a consolidated basis in accordance with GAAP, as of the end of the most recent fiscal quarter of the Company ending prior to the taking of any action for the purpose of which the determination is being made.

          "Depository" means The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation.

          "Designated Subsidiary" means any present or future consolidated subsidiary of the Company, the Consolidated Net Worth of which constitutes at least 10% of the Consolidated Net Worth of the Company.

          "Dollar" means the coin or currency of the United States of America which as of the time of payment is legal tender for the payment of public and private debts.

          "Event of Default" means any event specified in Section 7.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

          "Global Security" means a Security issued to evidence all or part of the Securities.

          "Government Obligations" means securities which are (i) direct obligations of the United States of America or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which obligations is unconditionally guaranteed by such government, and which, in either case, are full faith and credit obligations of the United States of America, are denominated in United States dollars and which are not callable or redeemable at the option of the issuer thereof.

          "Holder" means any Person in whose name a Security is registered in the Security Register applicable to the Securities.

          "Indebtedness" of any Person means the principal of and premium, if any, and interest due on indebtedness of such Person, whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, which is (a) indebtedness for money borrowed, and (b) any amendments, renewals, extensions, modifications and refundings of any such indebtedness. For the purposes of this definition, "indebtedness for money borrowed" means (i) any obligation of, or any obligation guaranteed by, such Person for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, (ii) any obligation of, or any such obligation guaranteed by, such Person evidenced by bonds, debentures, notes or similar written instruments, including obligations assumed or incurred in connection with the acquisition of property, assets or businesses (provided, however, that the deferred purchase price of any other business or property or assets shall not be considered Indebtedness if the purchase price thereof is payable in full within 90 days from the date on which such indebtedness was created), and (iii) any obligations of such Person as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and lease-back transaction to which such Person is a party.

          "Indenture" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, pursuant to the applicable provisions hereof.

          "Interest Payment Date", when used with respect to the Securities, means the Stated Maturity of an installment of interest on such Securities.

          "Issue Date" means ______, 1998.

          "Officers' Certificate", when used with respect to the Company, means a certificate signed by its Chairman of the Board, Vice Chairman of the Board, President, or a Vice

President and by its Treasurer, Secretary, Assistant Secretary or Assistant Treasurer and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 15.05 to the extent required by the provisions of such Section.

          "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Company, and who shall be reasonably acceptable to the Trustee. Each such opinion shall include the statements provided for in Section 3.04 and Section 15.05 to the extent required by the provisions of such Sections.

          "Outstanding", when used with respect to the Securities, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

               (i) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

               (ii) such Securities for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any paying agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own paying agent) for the Holders of such Securities;

               (iii) such Securities in exchange for or in lieu of which other such Securities have been authenticated and delivered pursuant to this Indenture, or such Securities which have been paid, pursuant to this Indenture, unless proof satisfactory to the Trustee is presented that any such Securities are held by Persons in whose hands any of such Securities are a legal, valid and binding obligation of the Company, and

               (iv) such Securities the indebtedness in respect to which has been discharged in accordance with Section 13.02.

provided, however, that in determining whether the Holders of the requisite principal amount of such Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, such Securities owned by the Company or such other obligor upon such Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only such Securities which the Trustee knows to be so owned shall be so disregarded. Such Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other such obligor upon such Securities or any Affiliate of the Company or such other obligor. In case of a dispute as to such right, the decision of the Trustee upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all such Securities, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and, subject to the provisions of Section 8.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all such Securities not listed therein are Outstanding for the purpose of any such determination.

          "Paying Agent" means any Person (which may include the Company) authorized by the Company to pay the principal of or interest, if any, on any Security on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to the Securities, means the place or places where the principal of (premium, if any) and interest on the Securities are payable as specified in accordance with Section 3.01.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and for the purposes of this definition, any Security authenticated and delivered under Section 3.07 in lieu of a mutilated, lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

          "principal office of the Trustee", or other similar terms, means the principal office of the Trustee in Chicago, Illinois, at which at any particular time its corporate trust business shall be administered, which office on the date hereof is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126.

          "Public Notice" shall, without limitation, include any filing or report made in accordance with the requirements of the Securities and Exchange Commission or any press release or public announcement made by the Company.

          "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date specified in such Security as the "Regular Record Date" as contemplated by Section 3.01.

          "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee assigned to administer corporate trust matters.

          "Security" or "Securities" means a __% Debenture due 2028 or __% Debentures due 2028 issued under this Indenture.

          "Security Custodian" means the Trustee, as custodian with respect to the Global Securities, or any successor entity thereto.

          "Security Register" shall have the meaning set forth in Section 3.06.

          "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 3.08) means a date fixed by the Trustee pursuant to Section 3.08.

          "Stated Maturity" when used with respect to any Security or any instalment of principal thereof or of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security, or such instalment of interest, is due and payable.

          "Subsidiary" means any corporation of which the Company, or the Company and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly own more than 50% of the Voting Stock.

          "Trust Indenture Act of 1939" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act of 1939" means to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means The First National Bank of Chicago and, subject to the provisions of Article Eight hereof, shall also include its successors and assigns as Trustee hereunder.

          "Voting Stock" means outstanding shares of capital stock having under ordinary circumstances voting power for the election of directors whether at all times or only so long as no senior class of stock has such voting power by reason of the happening of any contingency.


                                  ARTICLE TWO

                                Security Forms

          SECTION 2.01. Forms Generally. The Securities and the Trustee's certificates of authentication shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with law or the rules of any securities exchange, the Securities Act, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

          The Definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities. The Definitive Securities shall be substantially in the form set forth in this Article, but without including the text referred to in Section 2.05.

          Global Securities shall be substantially in the form set forth in this Article, including the text referred to in Section 2.05. Each Global Security shall represent such of the Outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of Outstanding Securities represented thereby shall be made by the Trustee or the Security Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by
Section 3.06 hereof.

          The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          SECTION 2.02.  Form of Face of Security.

No. R-1                                                                CUSIP NO.
$350,000,000

                       CINCINNATI FINANCIAL CORPORATION

                           ___% Debentures due 2028

          CINCINNATI FINANCIAL CORPORATION, a corporation duly organized and existing under the laws of Ohio (herein called the "Company", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal sum of THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000) on _________, 2028, and to pay interest thereon from _______, 1998, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on _____ and _____ in each year commencing _______, 1998, at the rate of ____% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such

Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _____ or _____ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest at Stated Maturity will be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Chicago, Illinois or the Borough of Manhattan, The City of New York, which, subject to the right of the Company to vary or terminate the appointment of such agency, shall initially be the principal office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the [reverse hereof][pages following the certificate of authentication hereon], which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to below, directly or through an Authenticating Agent, by manual signature of an authorized officer, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                                  CINCINNATI FINANCIAL CORPORATION

                                        By:
                                            --------------------------------
                                            Title:
Attest:

          SECTION 2.03. Form of Reverse of Security.

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of _______, 1998 (herein called the "Indenture"), between the Company and The First National Bank of Chicago (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Securities of the series designated herein, limited in aggregate principal amount to $350,000,000.

          This Security is not redeemable at the option of the Company. This Security is not subject to any sinking fund.

          As provided in the Indenture, defeasance may occur at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of greater than 50% in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Security, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the

Holders of a majority in principal amount of the Outstanding Securities a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Security on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, places, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender for registration of transfer at the office or agency of the Company maintained for that purpose in Chicago, Illinois or the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in global or definitive registered form, without coupons, in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth and to the limitations described below, if applicable, Securities are exchangeable at the office or agency of the Company for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          [This Security is exchangeable only if (x) the Depository notifies the Company that it is unwilling or unable to continue as Depository for this global Security or if at any time the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Security shall be exchangeable for definitive Securities in registered form or (z) an Event of Default, or an event which with the passage of time or the giving of notice would become an Event of Default, with respect to the Securities represented hereby has occurred and is continuing, provided that the definitive Securities so issued in exchange for this permanent global Security shall be in denominations of $1,000 and integral multiples thereof and be of like aggregate principal amount and tenor as the portion of this permanent global Security to be exchanged, and provided further that, unless the Company agrees otherwise, Securities of this series in definitive registered form will be issued in exchange for this permanent global Security, or any portion hereof, only if such Securities in definitive registered form were requested by written notice to the Trustee or the Security Registrar by or on behalf of a Person who is beneficial owner of an interest hereof given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent global Security will not be entitled to receive physical delivery of Securities in definitive registered form and will not be considered the Holders thereof for any purpose under the Indenture.]

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to the due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                --------------

                                 ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN - as joint tenants with right of survivorship and not as tenants in common
  UNIF GIFT MIN ACT -...............................Custodian...................
                             (Cust)                                 (Minor)

                      Under Uniform Gifts to Minors Act
                ..............................................
                                   (State)

    Additional abbreviations may also be used though not in the above list.

                            ----------------------

  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------

-------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ______________________attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
                                      ___________________________
                                      Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

          SECTION 2.04. Form of Trustee's Certificate of Authentication. The following is the form of the Certificate of Authentication of the Trustee to be endorsed on the face of all Securities substantially as follows:

          This is one of the Securities issued under the within-mentioned Indenture.
                       The First National Bank of Chicago
                          as Trustee
                       By
                         -------------------------------------------
                          Authorized Officer

          SECTION 2.05. Securities in Global Form. (a) Except as set forth in paragraph (c) below, the Global Securities (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities, (ii) shall be registered in the name of the Depository or its nominee, (iii) shall be delivered by the Trustee or its agent to the Depository or pursuant to the Depository's instruction and (iv) shall bear a legend substantially to the following effect:

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          In addition, the reverse of each Global Security shall have attached to it a Schedule in the following form:

                SCHEDULE OF EXCHANGES OF DEFINITIVE SECURITIES

          The following exchanges of a part of this Global Security for Definitive Security have been made:

                                                                          Principal Amount of this         Signature of
                      Amount of decrease in     Amount of increase in          Global Security           authorized officer
                       Principal Amount of       Principal Amount of       following such decrease          of Trustee or
Date of Exchange      this Global Security      this Global Security            (or increase)            Security Custodian
        --------      ---------------------     ---------------------     -------------------------      ------------------


          (b)  Notwithstanding any other provision of this Section 2.04 or of
Section 3.06, and subject to the provisions of paragraph (c) below, the Global Security may be transferred, in whole but not in part and in the manner provided in Section 3.06, only to a nominee of the Depository, to the Depository, or a successor Depository selected or approved by the Company, or to a nominee of such successor Depository.

          (c) (1) If at any time the Depository notifies the Company that it is unwilling or unable to continue as Depository or if at any time the Depository shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depository. If a successor Depository is not appointed by the Company within 90 days after the Company receives notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or its agent, upon receipt of a Company Request for the authentication and delivery of certificates representing Securities in exchange for the Global Securities, will authenticate and deliver, certificates representing the Securities in exchange for the Global Securities.

     (2) The Company may at any time and in its sole discretion determine that the Securities or a portion thereof shall no longer be represented by the Global Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of certificates representing Securities in exchange in whole or in part for such Global Securities, will authenticate and deliver certificates representing Securities of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Global Securities or portion thereof in exchange for such Global Security or Global Securities.

     (3) In any exchange provided for in any of the preceding two paragraphs, the Company will execute and the Trustee or its agent will authenticate and deliver certificates representing Securities in definitive registered form in authorized denominations for Securities of any integral multiple thereof. Upon the exchange of the entire principal amount of a Global Security for certificates representing Securities, such Global Security shall be canceled by the Trustee or its agent. Except as provided in the preceding paragraph, certificates representing Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations for Securities of any integral multiple thereof, as the Security Registrar or Depository shall instruct the Trustee or its agent. The Trustee or the Security Registrar shall deliver at its Corporate Trust Office such certificates representing Securities to the Holders in whose names such Securities are so registered.

                                 ARTICLE THREE

                                The Securities

          SECTION 3.01. Title and Term. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is $350,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.05, 3.06, 3.07 or 11.04.

          All Securities which shall be issued and authenticated shall be designated as the "__% Debentures due 2028" of the Company. Their Stated Maturity shall be _______, 2028 and they shall bear interest at the rate of ___% per annum from the Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on each Interest Payment Date commencing _____, 1998, until the principal thereof is paid or made available for payment.

          The principal of (and premium, if any) and any interest on the Securities shall be payable at the office or agency of the Company in the City of Chicago, the City of Cincinnati or the Borough of Manhattan, City of New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          The Securities are not subject to redemption. The Securities are not subject to any sinking fund.

          The Securities shall be subject to defeasance at the option of the Company as provided in Article Thirteen.

          SECTION 3.02. Denominations. The Securities shall be issuable in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

          SECTION 3.03. Payment of Principal and Interest. The principal of, premium, if any, and interest on the Securities shall be payable at the office or agency of the Company designated for that purpose in the Place of Payment, as provided in Section 5.02; provided, however, that interest may be payable at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the record date for such interest payment. Interest on the Securities will be payable semiannually in arrears on _________ and ________ of each year, commencing _________, 1998.

          SECTION 3.04. Execution of Securities. The Securities shall be executed manually or by facsimile in the name and on behalf of the Company by its Chairman of the Board of Directors, its President, one of its Vice Presidents or its Treasurer and by its Secretary or one of its Assistant Secretaries under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, manually executed by the Trustee, shall be entitled to the benefits of this Indenture or be valid or become obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

          In case any officer of the Company who shall have executed any of the Securities shall cease to be such officer before the Securities so executed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities nevertheless shall be valid and binding and may be authenticated and delivered or disposed of as though the Person who executed such Securities had not ceased to be such officer of the Company; and any Securities may be executed on behalf of the Company by such Persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of such Security or of the execution of this Indenture any such Person was not such an officer.

          In the event that any other Person performs the Trustee's duties as Authenticating Agent pursuant to a duly executed agreement, the Company shall notify the Trustee in writing of the issuance of any Securities hereunder, such notice to be delivered in accordance with the provisions of Section 15.03 on the date such Securities are delivered by the Company for authentication to such other Person.

          Prior to the authentication and delivery of the Securities, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, in addition to the Opinion of Counsel to be furnished to the Trustee pursuant to Section 15.05 and the Officers' Certificate relating to the issuance of Securities pursuant to Section 15.05, Opinions of Counsel stating that:

               (1) all instruments furnished to the Trustee conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Securities;

               (2) all laws and requirements with respect to the form and execution by the Company of the supplemental indenture, if any, have been complied with, the execution and delivery of the supplemental indenture, if any, will not violate the terms of this Indenture, the supplemental indenture has been duly qualified under the Trust Indenture Act of 1939, the Company has corporate power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect);

               (3) the form and terms of such Securities comply with the provisions of this Indenture;

               (4) all laws and requirements with respect to the execution and delivery by the Company of such Securities have been complied with, the authentication and delivery of the Securities by the Trustee will not violate the terms of this Indenture, the Company has the corporate power to issue such Securities and such Securities, assuming due authentication and delivery by the Trustee, constitute legal, valid and binding obligations of the Company in accordance with their terms and are entitled to the benefits of this Indenture; and

               (5)  such other matters as the Trustee may reasonably request.

          The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or such action would expose the Trustee to personal liability to existing Holders.

          Unless otherwise provided in the form of Security, all Securities shall be dated the date of their authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          SECTION 3.05. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon receipt of the documents required by Sections 2.02 and 3.04, together with a Company Order, the Trustee shall authenticate and deliver, such temporary Securities which may be printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denominations, substantially of the tenor of such definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such temporary Securities may determine, as evidenced by their execution of such temporary Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities, upon surrender of the temporary Securities at any office or agency maintained by the Company for such purposes as provided in Section 5.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefore a like principal amount of definitive Securities having the same interest rate and Stated Maturity and bearing interest from the same date of any authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          SECTION 3.06. Exchange and Registration of Transfer of Securities. Securities may be exchanged for a like aggregate principal amount of Securities that are of other authorized denominations. Securities to be exchanged shall be surrendered at any office or agency to be maintained for such purpose by the Company, as provided in Section 5.02, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefore the Security or Securities of authorized denominations which the Securityholder making the exchange shall be entitled to receive. Each agent of the Company appointed pursuant to Section 5.02 as a person authorized to register and register transfer of Securities is sometimes herein referred to as a "Security registrar."

          The Company shall keep, at each such office or agency of the Company maintained for such purpose, as provided in Section 5.02, a register hereunder (the registers of all Security registrars being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and shall register the transfer of Securities as in this Article Three provided. At all reasonable times, such Security Register shall be open for inspection by the Trustee and any Security registrar other than the Trustee. Upon due presentment for registration of transfer of any Security at any such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of authorized denominations for an equal aggregate principal amount. Registration or registration of transfer of any Security by any Security registrar in the registry books maintained by such Security registrar, and delivery of such Security, duly authenticated, shall be deemed to complete the registration or registration of transfer of such Security.

          The Company will at all times designate one Person (who may be the Company and who need not be a Security registrar) to act as repository of a master list of names and addresses of Holders of the Securities. The Trustee shall act as such repository unless and until some other Person is, by written notice from the Company to the Trustee and each Security registrar, designated by the Company to act as such. The Company shall cause each Security registrar to furnish to such repository, on a current basis, such information as such repository may reasonably request as to registrations, transfers, exchanges and other transactions effected by such registrar, as may be necessary or advisable to enable such repository to maintain such master list on as current a basis as is reasonably practicable.

          No Person shall at any time be appointed as or act as a Security registrar unless such Person is at such time empowered under applicable law to act as such and duly registered to act as such under and to the extent required by applicable law and regulations.

          All Securities presented to a Security registrar for registration of transfer shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and such Security registrar duly executed by the registered Holder or his attorney duly authorized in writing.

          No service charge shall be made for any exchange or registration of transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          All Securities issued in exchange for or upon registration of transfer of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered for such exchange or registration of transfer.

          None of the Trustee, any agent of the Trustee, any Paying Agent or the Company will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          SECTION 3.07. Mutilated, Destroyed, Lost or Stolen Securities. In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee shall authenticate and deliver, a new Security, bearing a number, letter or other distinguishing mark not contemporaneously Outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft, of such Security and of the ownership thereof.

          In the absence of notice to the Trustee or the Company that such Security has been acquired by a bona fide purchaser, the Trustee shall authenticate any such substituted Security and deliver the same upon any Company Request. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Security, pay or authorize the payment of the same

(without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and to the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

          Every substituted Security issued pursuant to the provisions of this
Section 3.07 by virtue of the fact that any Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude (to the extent permitted by law) any and all other rights or remedies with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

          SECTION 3.08. Payment of Interest; Interest Rights Preserved. Interest which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, on any Security, shall unless otherwise provided in such Security be paid to the Person in whose name the Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Interest on the Securities shall be computed on the basis of a 360 day year comprised of twelve 30 day months.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names any such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than

          10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefore to be mailed, first-class postage prepaid, to each Holder of such Securities, at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefore having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

               (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 3.09. Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.08) interest on, such Security and for all other purposes whatsoever whether or not such Security be overdue, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 3.10. Cancellation of Securities Paid, etc. All Securities surrendered for the purpose of payment, exchange or registration of transfer shall, if surrendered to the Company or any agent of the Trustee or the Company under this Indenture, be delivered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of cancelled Securities in accordance with a Company Order.


                                 ARTICLE FOUR

                          [Intentionally left blank]

                                 ARTICLE FIVE

                      Particular Covenants of the Company

          SECTION 5.01. Payment of Principal, Premium and Interest. The Company will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Securities at the place (subject to Section 3.03), at the respective times and in the manner provided in the Securities and in this Indenture.

          SECTION 5.02. Offices for Notices and Payments, etc. (a) So long as the Securities remain Outstanding, the Company will maintain at the Place of Payment, an office or agency where the Securities may be presented for payment, an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided, and an office or agency where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served and shall give the Trustee written notice thereof and any changes in the location thereof. In case the Company shall at any time fail to maintain any such office or agency, or shall fail to give notice to the Trustee of any change in the location thereof, presentation and demand may be made and notice may be served in respect of the Securities or of this Indenture at said office of the Trustee.

          (b) In addition to the office or agency maintained by the Company pursuant to Section 5.02(a), the Company may from time to time designate one or more other offices or agencies where the Securities may be presented for payment and presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designations, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain such office and agency at the Place of Payment, for the purposes above mentioned. The Company will give to the Trustee prompt written notice of (i) any such designation or rescission thereof, and (ii) the location of any such office or agency outside the Place of Payment and of any change of location thereof.

          SECTION 5.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

          SECTION 5.04. Provisions as to Paying Agent. (a) (1) Whenever the Company shall have one or more Paying Agents for the Securities other than the Trustee, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount becoming due, such sum to be held as provided by the Trust Indenture Act of 1939, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          (2) The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will: (i) comply with the provisions of the Trust Indenture Act of 1939 applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

          (b) If the Company shall act as its own paying agent, it will, on or prior to each due date of the principal of and premium, if any, or interest on the Securities, set aside, segregate and hold in trust for the benefit of the Holders of such Securities a sum sufficient to pay such principal and premium, if any, or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor on the Securities) to make any payment of the principal of and premium, if any, or interest on the Securities when the same shall become due and payable.

          (c) Anything in this Section 5.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture with respect to the Securities then Outstanding, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company, or any paying agent hereunder, as required by this Section 5.04, such sums to be held by the Trustee upon the trusts herein contained.

          (d) Anything in this Section 5.04 to the contrary notwithstanding, the agreement to hold sums in trust provided in this Section 5.04 is subject to
Section 13.04.

          SECTION 5.05. Limitation on Liens on Stock of Subsidiaries. The Company will not, and it will not permit any Subsidiary of the Company to, at any time directly or indirectly create, assume, incur or permit to exist any Indebtedness secured by a pledge, lien or other encumbrance (any pledge, lien or other encumbrance being hereinafter in this Section referred to as a "lien") on the capital stock of any Designated Subsidiary without making effective provision whereby the Securities then Outstanding (and, if the Company so elects, any other Indebtedness of the Company that is not subordinate to the Securities and with respect to which the governing instruments require, or pursuant to which the Company is otherwise obligated or required, to provide such security) shall be equally and ratably secured with such secured Indebtedness so long as such other Indebtedness shall be secured. For purposes of this Section 5.05 only, "Indebtedness", in addition to those items specified in Section 1.01 hereof, shall include any obligation of, or any such obligation guaranteed by, any Person for the payment of amounts due under a swap agreement or other similar instrument or agreement or foreign currency hedge exchange or similar instrument or agreement.

          If the Company shall hereafter be required to secure the Securities equally and ratably with any other Indebtedness pursuant to this Section, (i) the Company will promptly deliver to the Trustee an Officers' Certificate stating that the foregoing covenant has been complied with, and an Opinion of Counsel stating that in the opinion of such counsel the foregoing covenant has been complied with and that any instruments executed by the Company or any Subsidiary of the Company in the performance of the foregoing covenant comply with the requirements of the foregoing covenant and (ii) the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce the rights of the holders of the Securities so secured.

          SECTION 5.06. Limitations on Disposition of Stock of Designated Subsidiaries. Except in a transaction governed by Article Twelve hereof, so long as Securities are Outstanding, the Company will not issue, sell, transfer or otherwise dispose of any shares of, securities convertible into or warrants, rights or options to subscribe for or purchase shares of, capital stock (other than preferred stock having no voting rights of any kind) of any Designated Subsidiary, nor will it permit any Designated Subsidiary to issue (other than to the Company) any shares (other than directors' qualifying shares) of, or securities convertible into, or warrants, rights or options to subscribe for or purchase shares of, capital stock of (other than preferred stock having no voting rights of any kind) any Designated Subsidiary if, after giving effect to any such transaction and the issuances of the maximum number of shares issuable upon the conversion or exercise of all such convertible securities, warrants, rights or options, the Company would own, directly or indirectly, less than 80% of the shares of such Designated Subsidiary (other than preferred stock having no voting rights of any kind); provided, however, that (i) any issuance, sale, transfer or other disposition permitted by the foregoing may only be made for at least a fair market value consideration, as determined by the Board of Directors pursuant to a Board Resolution adopted in good faith, and (ii) the foregoing shall not prohibit any such issuance or disposition of securities if required by any law or any regulation or order of any governmental or insurance regulatory authority. Notwithstanding the foregoing, (i) the Company may merge or consolidate any Designated Subsidiary into or with another direct wholly-owned Subsidiary of the Company and (ii) the Company may, subject to the provisions of Article Twelve, sell, transfer or otherwise dispose of the entire capital stock of any Designated Subsidiary at one time for at least a fair market value consideration, as determined by the Board of Directors pursuant to a Board Resolution adopted in good faith.

          SECTION 5.07. Certificate to Trustee. So long as the Securities remain Outstanding, the Company will deliver to the Trustee on or before 120 days after the end of each fiscal year an Officers' Certificate stating that in the course of the performance by the signers of their duties as officers of the Company, they would normally have knowledge of any default by the Company in the performance or fulfillment or observance of any covenants or agreements contained herein during the preceding fiscal year, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof. The Officers' Certificate need not comply with Section 15.05.

          SECTION 5.08. Waivers of Covenants. Anything in this Indenture to the contrary notwithstanding, the Company may fail or omit, in respect of the Securities, and in any particular instance, to comply with a covenant, agreement or condition contained in Sections 5.02 and 5.04 (other than in 5.04(a)(1) and (2)) to 5.07, inclusive, if the Company shall have obtained and filed with the Trustee before or after the time for such compliance the consent in writing of the Holders of more than 50% in aggregate principal amount of the Securities affected by such waiver at the time Outstanding, either waiving such compliance in such instance or generally waiving compliance with such covenant or condition, but no such waiver shall extend to or affect any obligation not expressly waived nor impair any right consequent thereon and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                  ARTICLE SIX

                   Holders' Lists and Reports by the Company
                                and the Trustee

          SECTION 6.01. Holders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, not more than 15 days after each Regular Record Date with respect to the Securities, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Securities as of a date not more than 15 days prior to the time such information is furnished; provided, however, that no such list with respect to the Securities need be furnished at any such time if the Trustee is in possession thereof by reason of its acting as the Security registrar designated under Section 3.06 or otherwise.

          SECTION 6.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of Securities contained in the most recent list furnished to it as provided in Section 6.01 or received by the Trustee in the capacity of the Security registrar (if so acting) under
Section 3.06. The Trustee may destroy any list furnished to it as provided in
Section 6.01 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act of 1939.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act of 1939.

          SECTION 6.03. Reports by the Company. The Company agrees to file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act of 1939 at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934, as amended, shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

          SECTION 6.04. Reports by the Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act of 1939 at the times and in the manner provided pursuant thereto. The interval between transmissions of reports to be transmitted at intervals shall be twelve months or such shorter time required by the Trust Indenture Act of 1939. If the Trust Indenture Act of 1939 does not specify the date on which a report is due, such report shall be due on May 15 of each year following the first issuance of the Securities.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

                                 ARTICLE SEVEN

                      Remedies of the Trustee and Holders
                              on Event of Default

          SECTION 7.01. Events of Default. Event of Default, with respect to the Securities, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) default in the payment of any installment of interest upon any Security as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

               (b) default in the payment of the principal of and premium, if any, on any Security as and when the same shall become due and payable either at maturity, by declaration of acceleration or otherwise; or

               (c) default in the payment or satisfaction of any sinking fund payment or analogous obligation, if any, with respect to the Securities as and when the same shall become due and payable by the terms of the Securities; or

               (d) failure on the part of the Company duly to observe or perform any of the covenants, warrants or agreements on the part of the Company in respect of the Securities in this Indenture (other than a covenant, warranty or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) continued for a period of 30 days after the date on which written notice of such failure, specifying such failure and requiring the same to be remedied, shall have been given to the Company by the Trustee, by registered mail, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities; or

               (e) default shall be made (and shall not have been cured or waived) in the payment of principal of or interest on any other obligation for borrowed money of the Company beyond any period of grace with respect thereto if (i) the aggregate principal amount of any such obligation in respect of which principal or interest is and remains in default is in excess of $50,000,000 and (ii) the default in such payment is not being contested by the Company in good faith and by appropriate proceedings; provided, however, that subject to the provisions of Section 7.08 and Section 8.01 the Trustee shall not be charged with knowledge of any such default unless written notice thereof shall have been given to the Trustee by the Company, by the holders or an agent of the holders of any such indebtedness, or by the trustee then acting under any indenture or other instrument under which such default shall have occurred; or

               (f) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company under the Federal bankruptcy laws or any other similar applicable Federal or state law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee or other similar official in bankruptcy or insolvency of the Company or of all or substantially all of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or

               (g) the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking an arrangement or a reorganization under the Federal bankruptcy laws or any other similar applicable Federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee or other similar official in bankruptcy or insolvency of it or of all or substantially all of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

then and in each and every such case, so long as such Event of Default with respect to the Securities Outstanding occurs and is continuing and shall not have been remedied or waived to the extent permitted by the terms of this Indenture, unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities, by notice in writing to the Company (and to the

Trustee if given by Holders), may declare the principal of all the Securities and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay in the currency in which the Securities are payable all matured installments of interest upon all of the Securities and the principal of and premium, if any, on any and all Securities which shall have become due otherwise than by such declaration (with interest on overdue installments of interest to the extent that payment of such interest is enforceable under applicable law and on such principal and premium, if any, at the rate borne by the Securities or as otherwise provided in the form of Security, to the date of such payment or deposit) and the expenses of the Trustee (subject to Section 8.06), and any and all defaults under this Indenture, other than the nonpayment of principal of and accrued interest on Securities which shall have become due by such declaration, shall have been cured or shall have been waived in accordance with Section 7.07 or provision deemed by the Trustee to be adequate shall have been made therefor-then and in every such case the Holders of at least a majority in aggregate principal amount of the Securities then Outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

          In case the Trustee or any Holders shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the Holders shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceeding had been taken.

          SECTION 7.02. Payment of Securities Upon Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any instalment of interest upon any Security as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or
(b) in case default shall be made in the payment of the principal of and premium, if any, on any Security as and when the same shall have become due and payable, whether at maturity of the Security or by declaration or otherwise or
(c) in case default shall be made in the making or satisfaction of any sinking fund payment or analogous obligation with respect to the Securities when the same becomes due by the terms of the Securities--then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders (or Holders of Securities in the case of clause (c) above), the whole amount that then shall have become due and payable on any such Security (or Securities in the case of clause (3) above) for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Securities or as otherwise provided in the form of Security; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred and advances made by the Trustee, except compensation or advances arising, or expenses or liabilities incurred, as a result of the Trustee's negligence or bad faith.

          Until such demand is made by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Securities to the Persons entitled thereto, whether or not the principal of and premium, if any, and interest on the Securities are overdue.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Securities and collect, in the manner provided by law out of the property of the Company or any other obligor on such Securities wherever situated, the moneys adjudged or decreed to be payable. If any Event of Default with respect to the Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities under the Federal bankruptcy laws or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.02, shall be entitled and empowered by intervention in such proceedings or otherwise, (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of the Securities allowed in such judicial proceedings relative to the Company or any other obligor on such Securities, its or their creditors, or its or their property, (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of any Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders of the Securities to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred and advances made by the Trustee except compensation or advances arising, or expenses or liabilities incurred, as a result of the Trustee's negligence or bad faith.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder (except, as aforesaid, for the election of a trustee in bankruptcy or other Person performing similar functions) in any such proceeding.

          All rights of action and of asserting claims under this Indenture, or under the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

          SECTION 7.03. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee pursuant to Section 7.02 shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the Securities, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

               FIRST: To the payment of costs and expenses of collection and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except compensation or advances arising, or expenses or liabilities incurred, as a result of its negligence or bad faith, and any other amounts owing the Trustee under Section 8.06;

               SECOND: In case the principal of the Securities shall not have become due and be unpaid, to the payment of interest on the Securities, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Securities, such payments to be made ratable to the Persons entitled thereto;

               THIRD: In case the principal of the Securities shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Securities; and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon the Securities, then, to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any instalment of interest over any other instalment of interest, or of the Security over any other Security, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest;

               FOURTH: To the payment of any surplus then remaining to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.

          SECTION 7.04. Proceedings by Holders. No Holder of any Security shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law or in bankruptcy or otherwise upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding (and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.07), it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities.

          SECTION 7.05. Proceedings by Trustee. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

          SECTION 7.06. Remedies Cumulative and Continuing. All powers and remedies given by this Article Seven to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 7.04, every power and remedy given by this Article Seven or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

          SECTION 7.07. Direction of Proceedings and Waiver of Defaults by Majority of Holders. The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities by this Indenture; provided, however, that (subject to the provisions of Section 8.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine upon advice of counsel that the action or proceeding so directed may not lawfully be taken or would be materially and unjustly prejudicial to the rights of Holders not joining in such direction or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceeding so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 8.01) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are duly prejudicial to such Holders. The Trustee may take any other action deemed proper by the Trustee not inconsistent with such direction. The Holders of a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default or Event of Default hereunder and its consequences except
(1) a default in the payment of principal of or premium, if any, or interest on such Securities, or a default in the making of any sinking fund payment with respect to such Securities or (2) in respect of a covenant or provision hereof which under Article Eleven cannot be modified or amended without the consent of the Holder of each Outstanding Security affected. Upon any such waiver the Company, the Trustee and the Holders of such Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default shall have been waived as permitted by this Section 7.07, said default or Event of Default shall for all purposes of the Securities and this Indenture be deemed to have been cured and to be not continuing.

          This Section 7.07 shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act of 1939 and such Sections 316(a)(1)(A) and Section 316(a)(1)(B) are hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act of 1939.

          SECTION 7.08. Notice of Defaults. The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act of 1939; provided, however, that in the case of any default of the character specified in Section 7.07(d), no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

          SECTION 7.09. Undertaking to Pay Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act of 1939; provided that neither this Section nor the Trust Indenture Act of 1939 shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, and any provision of the Trust Indenture Act of 1939 to such effect is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act of 1939.

          SECTION 7.10. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the rights, which are absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.08) interest on such Security on the respective Stated Maturities expressed in such Security (or in the case of repayment, on the date for repayment) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                                 ARTICLE EIGHT

                            Concerning the Trustee

          SECTION 8.01. Duties and Responsibilities of Trustee. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act of 1939. Notwithstanding the foregoing, no implied covenants or obligations, except as provided by the Trust Indenture Act of 1939, shall be read into this Indenture against the Trustee, and no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 8.02. Reliance on Documents, Opinions, etc. Subject to the provisions of Section 8.01,

               (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note or other paper document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless otherwise evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

               (c) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

               (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

               (f) prior to the occurrence of an Event of Default with respect to the Securities and after the curing or waiving of all Events of Default with respect to the Securities, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note, or other paper or document, unless requested in writing to do so by the Holders of not less than a majority in principal amount of the Securities then Outstanding; provided, however, that the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and provided, further, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to so proceeding;

               (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be liable or responsible for any misconduct, bad faith or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

               (h) the Trustee shall not be deemed to have knowledge of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or Holders of greater than 50% of the outstanding principal amount of the Securities shall have notified the Trustee thereof.

          SECTION 8.03. No Responsibility for Recitals, etc. The recitals contained herein and in the Securities (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee represents that it is duly authorized to execute and deliver this Indenture and perform its obligations hereunder. Neither the Trustee nor the Authenticating Agent shall be accountable for the use or application by the Company of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

          SECTION 8.04. Trustee and Agents May Own Securities. The Trustee, any paying agent, or any agent of the Trustee or the Company under this Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee or such agent and, subject to Sections 8.08 and 8.13, if operative, may otherwise deal with the Company and receive, collect, hold, and retain collections from the Company with the same rights it would have if it were not the Trustee or such agent.

          SECTION 8.05. Moneys to be Held in Trust. Subject to the provisions of
Section 13.04, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default with respect to the Securities shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by its President, its Chief Financial Officer, any Vice President, its Treasurer or an Assistant Treasurer.

          SECTION 8.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and all persons not regularly in its employ and any amounts paid by the Trustee to any Authenticating Agent pursuant to Section 8.14) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, or the performance of its duties hereunder, including the current payment of all costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 8.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

          SECTION 8.07. Officers' Certificate as Evidence. Subject to the provisions of Section 8.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

          SECTION 8.08. Conflicting Interest of Trustee. If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act of 1939, the Trustee shall either eliminate such conflicting interest or resign in the manner provided by, and subject to the provisions of, the Trust Indenture Act of 1939 and this Indenture.

          SECTION 8.09. Eligibility of Trustee. There shall at all times be a Trustee with respect to the Securities hereunder which shall be a corporation organized and doing business under the laws of the United States or any state or territory thereof or of the District of Columbia authorized under such laws to exercise corporate trust power's, having a combined capital and surplus of at least $5,000,000, subject to supervision or examination by Federal, state, territorial, or District of Columbia authority and having its principal office and place of business in Chicago, Illinois, if there be such a corporation having its principal office and place of business in said City and willing to act as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee with respect to the Securities shall cease to be eligible in accordance with the provisions of this Section 8.09, such Trustee shall resign immediately in the manner and with the effect specified in Section 8.10.

          SECTION 8.10. Resignation or Removal of Trustee. (a) The Trustee may at any time resign with respect to the Securities by giving written notice by first class mail of such resignation to the Company and to the Holders of the Securities at their addresses as they shall appear on the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation to the Holders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder of Securities who has been a bona fide Holder of a Security or Securities for at least six months may, subject to the provisions of Section 7.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint such successor trustee.

          (b) In case at any time any of the following shall occur--

               (1) the Trustee shall fail to comply with the provisions of subsection (a) of Section 8.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security or Securities for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act of 1939, or

               (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3) the Trustee shall become incapable of acting with respect to the Securities, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed on instruction of the President, the Chief Financial Officer or the Treasurer of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.09, any Holder who has been a bona fide Holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove such Trustee and appoint such successor trustee.

          (c) The Holders of a majority in aggregate principal amount of the Outstanding Securities may at any time remove the Trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in Section 9.01 of the action in that regard taken by the Holders, and nominate a successor Trustee which shall be deemed appointed as successor Trustee unless within ten days after such nomination the Company objects thereto, in which case the Trustee so removed or any Holder of a Security or Securities, upon the terms and conditions and otherwise as in subsection (a) of this Section
8.10 provided, may petition any court of competent jurisdiction for an appointment of a successor Trustee.

          (d) Any resignation or removal of the Trustee with respect to any Security or Securities and any appointment of a successor Trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 8.11.

          SECTION 8.11. Acceptance by Successor Trustee. Any successor Trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.06, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee, to secure any amounts and shall be entitled to any indemnities then due it pursuant to the provisions of Section 8.06.

          No successor Trustee shall accept appointment as provided in this
Section 8.11 unless at the time of such acceptance such successor Trustee shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.09.

          Upon acceptance of appointment by a successor Trustee with respect to any Security or Securities as provided in this Section 8.11, the Company shall mail notice of the succession of such Trustee hereunder to the Holders of Securities at their addresses as they shall appear on the Security Register. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

          SECTION 8.12. Succession by Merger, etc. Subject to Sections 8.08 and 8.09, any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          In case at the time any successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of such successor Trustee or, if such successor Trustee is a successor by merger, conversion or consolidation, the name of any predecessor hereunder; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

          SECTION 8.13. Limitation on Rights of Trustee as a Creditor. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act of 1939 regarding the collection of claims against the Company (or any such other obligor).

          SECTION 8.14. Authenticating Agents. There may be an Authenticating Agent or Authenticating Agents appointed by the Trustee from time to time with power to act on its behalf and subject to its direction in the authentication and delivery of the Securities issued upon original issuance, exchange, or transfer thereof as fully to all intents and purposes as though such Authenticating Agent (or Authenticating Agents) had been expressly authorized to authenticate and deliver such Securities, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as though authenticated by the Trustee hereunder. For all purposes of this Indenture, the authentication and delivery of Securities by any Authenticating Agent pursuant to this Section 8.14 shall be deemed to be the authentication and delivery of such Securities "by the Trustee", and whenever this Indenture provides that "the Trustee shall authenticate and deliver" Securities or that Securities "shall have been authenticated and delivered by the Trustee", such authentication and delivery by any Authenticating Agent shall be deemed to be authentication and delivery by the Trustee. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or Territory or the District of Columbia, with a combined capital and surplus of at least $5,000,000 and authorized under such laws to act as an authenticating agent, duly registered to act as such, if and to the extent required by applicable law and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of its condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 8.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.14, or to be duly registered if and to the extent required by applicable law and regulations, it shall resign immediately in the manner and with the effect herein specified in this Section 8.14.

          Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by its Authenticating Agent appointed with respect to the Securities and a certificate of authentication executed on behalf of the Trustee by its Authenticating Agent appointed with respect to the Securities.

          Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the authenticating agency business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 8.14, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

          In case at the time such successor to any such agency shall succeed to such agency any of the Securities shall have been authenticated but not delivered, any such successor to such Authenticating Agent may adopt the certificate of authentication of any predecessor Authenticating Agent and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to any Authenticating Agent may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Authenticating Agent; and in all cases such certificate shall have the full force which it has anywhere in the Securities or in this Indenture provided that the certificate of the predecessor Authenticating Agent shall have had such force; provided, however, that the right to adopt the certificate of authentication of any predecessor Authenticating Agent or to authenticate Securities in the name of any predecessor Authenticating Agent shall apply only to its successor or successors by merger, conversion or consolidation.

          Any Authenticating Agent may at any time resign as Authenticating Agent with respect to the Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent with respect to the Securities by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible under this Section 8.14, the Trustee may, and shall, upon request of the Company, promptly use its best efforts to appoint a successor Authenticating Agent.

          Upon the appointment, at any time after the original issuance of the Securities, of any successor, additional or new Authenticating Agent, the Trustee shall give written notice of such appointment to the Company and shall at the expense of the Company mail notice of such appointment to all Holders of Securities as the names and addresses of such Holders appear on the Security Register.

          Any successor Authenticating Agent with respect to the Securities upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as though originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.14 and duly registered if and to the extent required under applicable law and regulations.

          Any Authenticating Agent by the acceptance of its appointment with respect to the Securities shall be deemed to have agreed with the Trustee that: it will perform and carry out the duties of an Authenticating Agent as herein set forth, including among other things the duties to authenticate and deliver Securities when presented to it in connection with exchanges or registrations of transfer thereof; it will keep and maintain, and furnish to the Trustee from time to time as requested by the Trustee appropriate records of all transactions carried out by it as Authenticating Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; it is eligible for appointment as Authenticating Agent under this Section 8.14 and will notify the Trustee promptly if it shall cease to be so qualified; and it will indemnify the Trustee against any loss, liability or expense incurred by the Trustee and will defend any claim asserted against the Trustee by reason of any acts or failures to act of the Authenticating Agent but it shall have no liability for any action taken by it at the specific written direction of the Trustee.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation and expenses for its services, and the Trustee shall have no liability for such payments.

          The provisions of Sections 8.02(a), (b), (c), (e) and (f), 8.03, 8.04,
8.06 (insofar as it pertains to indemnification), 9.01, 9.02 and 9.03 shall bind and inure to the benefit of each Authenticating Agent to the same extent that they bind and inure to the benefit of the Trustee.

          If an appointment is made pursuant to this Section 8.14, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the Securities designated herein issued under the within-mentioned Indenture.

The First National Bank of Chicago  The First National Bank of Chicago
As Trustee                               As Trustee
                                    - OR -


By:_________________________        By: The First National Bankof Chicago
     Authorized Officer                    As Authenticating Agent


                                            By:________________________________
                                                     Authorized Signatory

                                 ARTICLE NINE

                            Concerning the Holders

          SECTION 9.01. Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage of the Securities have joined therein may be evidenced
(a) by any instrument or any number of instruments of similar tenor executed by Holders of the Securities in person or by agent or proxy appointed in writing, or (b) by the record of the Holders of the Securities voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Ten, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders of the Securities.

          SECTION 9.02. Proof of Execution by Holders. Subject to the provisions of Sections 8.01 and 8.02, proof of the execution of any instrument by a Holder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be provided by the Security Register or by a certificate of the Security registrar with respect to the Securities.

          SECTION 9.03. Who Are Deemed Absolute Owners. The Company, the Trustee with respect to the Securities, and any agent of the Trustee or the Company under this Indenture may deem the Person in whose name the Security shall be registered upon the Security Register to be, and may treat him as, the absolute owner of the Security (whether or not the Security shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company, the Trustee or any such agent) for the purpose of receiving payment of or on account of the principal of and premium, if any, and interest on the Security and for all other purposes; and neither the Company nor the Trustee nor any such agent shall be affected by any notice to the contrary. All such payments so made to any Holder for the time being or upon his order shall, to the extent of the sum or sums so paid, be effectual to satisfy and discharge the liability for moneys payable upon the Security.

          SECTION 9.04. Company-Owned Securities Disregarded. In determining whether the Holders of the requisite aggregate principal amount of Securities have concurred in any direction or consent under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be Outstanding for the propose of any such determinations; provided, however, that for the purposes of determining whether the Trustee shall be protected in relying on any such direction or consent only the Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as

Outstanding notwithstanding this Section 9.04 if the pledgee shall establish to the satisfaction of the Trustee the right of the pledgee to vote such Securities and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company or any other obligor on such Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on such Securities; and, subject to the provisions of Section 8.01, the Trustee shall be entitled to accept such Officers' Certificates as conclusive evidence of the facts therein set forth and of the fact that all such Securities not listed therein are Outstanding for the purpose of any such determination.

          SECTION 9.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 9.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security which is shown by the evidence to be included in the Securities the Holders of which have consented to or are bound by consents to such action, may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 9.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Security issued on transfer thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all of the Securities affected by such action.

                                  ARTICLE TEN

                          [Intentionally Left Blank]

                                ARTICLE ELEVEN

                            Supplemental Indentures

          SECTION 11.01 Supplemental Indentures without Consent of Holders. The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

               (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Articles Five and Twelve hereof;

               (b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

               (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of the Holders of the Securities;

               (d) to secure the Securities in accordance with the provisions of Sections 5.05;

               (e) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 8.11; o r

               (f) to modify, amend or supplement this Indenture in such a manner as to permit the qualification of any indenture supplemental hereto under the Trust Indenture Act of 1939 as then in effect, except that nothing herein contained shall permit or authorize the inclusion in any indenture supplemental hereto of the provisions referred to in
          Section 316(a)(2) of the Trust Indenture Act of 1939.

          The Trustee is hereby required to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this
Section 11.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 11.02.

          SECTION 11.02. Supplemental Indentures with Consent of Holders. With the consent (evidenced as provided in Section 9.01) of the Holders of greater than 50% in aggregate principal amount of the Outstanding Securities, by act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities under this Indenture; provided, however, that no such supplemental indenture shall (i) without the consent of the Holder of each Outstanding Security affected thereby, extend the fixed maturity of any Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or make the principal thereof or interest or premium thereon payable in any coin or currency other than that provided in the Securities or
(ii) without the consent of the Holders of all of the Outstanding Securities affected reduce the aforesaid percentage of Securities, the Holders of which are required to consent (a) to any such supplemental indenture, (b) to rescind and annul a declaration that any Securities are due and payable as a result of the occurrence of an Event of Default, (c) to waive any past default under the Indenture and its consequences and (d) to waive compliance with Sections 5.02 and 5.04 (other than 5.04(a)(1) and (2)) to 5.07, inclusive.

          Upon the request of the Company, accompanied by a copy of a Board Resolution certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders of Securities as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

          It shall not be necessary for the consent of the Holders of Securities under this Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          SECTION 11.03. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Eleven, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 11.04. Notation on Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Eleven may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Outstanding Securities.

           SECTION 11.05. Evidence of Compliance of Supplemental Indenture to be Furnished Trustee. The Trustee, subject to the provisions of Sections 8.01 and 7.02, shall receive, and shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Eleven and is authorized and permitted by this Indenture.

                                ARTICLE TWELVE

                  Consolidation, Merger, Sale and Conveyance

          SECTION 12.01. Company May Consolidate, etc., on Certain Terms. Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation, amalgamation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations, amalgamations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease of all or substantially all of the property of the Company to any other corporation (whether or not affiliated with the Company) authorized to acquire and operate the same; provided, however, and the Company hereby covenants and agrees, that any such consolidation, amalgamation, merger, sale, conveyance or lease shall be upon the condition that (a) immediately after such consolidation, amalgamation, merger, sale, conveyance or lease the corporation (whether the Company or such other corporation) formed by or surviving any such consolidation, amalgamation or merger, or to which such sale, conveyance or lease shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Indenture to be kept or performed by the Company; (b) the corporation (if other than the Company) formed by or surviving any such consolidation, amalgamation or merger or to which such sale, conveyance or lease shall have been made, shall be a corporation organized under the laws of the United States of America or any state thereof; and (c) the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the Corporation (if other than the Company) formed by such consolidation or amalgamation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property.

          SECTION 12.02. Successor Corporation to be Substituted. In case of any such consolidation, merger, sale, conveyance or lease and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and (except in the event of a conveyance by way of lease) the predecessor corporation shall be relieved of any further obligation under this Indenture and the Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Cincinnati Financial Corporation any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale, conveyance or lease such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

          SECTION 12.03. Opinion of Counsel to Be Given Trustee. The Trustee, subject to Sections 8.01 and 8.02, shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance and any such assumption complies with the provisions of this Article Twelve and that all conditions precedent herein provided relating to such transactions have been complied with.

                               ARTICLE THIRTEEN

                    Satisfaction and Discharge of Indenture

          SECTION 13.01. Satisfaction, Discharge and Defeasance of the Securities. The Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities, the provisions of this Indenture (except as to (x) the rights of Holders of Securities to receive, from the money, in the currency required, and Government Obligations deposited with the Trustee pursuant to Section 13.03 or the interest and principal received by the Trustee in respect of such Government Obligations, payment of the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest on such Securities on the Stated Maturities thereof, (y) the Company's rights and obligations with respect to such Securities under Sections 3.06, 3.07, 13.03 and 13.04, 5.02, 5.04, 6.01, 8.06, 8.10 and 8.11, so long as the principal of (and premium, if any) and interest on the Securities remain unpaid and, thereafter, only the Company's rights and obligations under Sections 5.04, 8.06, 13.03 and 13.04, and (z) the rights, powers, trusts, duties and immunities of the Trustee with respect to the Securities) as it relates to such Securities shall no longer be in effect, and the Trustee, at the expense of the Company, shall, upon Company Request, execute proper instruments acknowledging the same if:

               (a) (1) all Securities therefore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.07 and
          (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Sections 13.03 and 13.04) have been delivered to the Trustee for cancellation;

               (2) the Company has paid or caused to be paid in the currency required all other sums payable under this Indenture in respect of the Securities; and

               (3) the Company has delivered to the Trustee an Officers' Certificate, an Opinion of Counsel and a written opinion of independent public accountants, each stating that all conditions precedent herein provided for relating to the satisfaction of the entire indebtedness of all Securities and the discharge of the Indenture as it relates to such Securities have been complied with; or

               (b) (1) all Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year;

               (2) the condition described in paragraph (1) of Section 13.02 has been satisfied; and

               (3) the conditions described in paragraphs (a)(2) and (a)(3) of this Section 13.01 have been satisfied; or

               (c) (1) the conditions referred to in paragraphs (b)(2) and
          (b)(3) of this Section 13.01 have been satisfied;

               (2) no Event of Default or event which with notice or lapse of time would become an Event of Default shall have occurred and be continuing on the date of the deposit referred to in paragraph (1) of
          Section 13.02 or on the ninety-first day after the date of such deposit;

          provided, however, that should that condition fail to be satisfied on or before such ninety-first day, the Trustee shall promptly, upon satisfactory receipt of evidence of such failure, return such deposit to the Company;

               (3) the Company has either (i) delivered to the Trustee an opinion of counsel of a nationally-recognized independent tax counsel to the effect that Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and the satisfaction, discharge and defeasance contemplated by this paragraph (c) of this Section 13.01 and will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred or (ii) the Company shall have received from, or there shall have been published by, the United States Internal Revenue Service a ruling to the effect stated in (i) of this Section 13.01(c)(3); and

               (4) the Company has received an Opinion of Counsel to the effect that the satisfaction, discharge and defeasance contemplated by this
          Section 13.01 will not result in the delisting of the Securities from any nationally-recognized securities exchange on which they are listed.

          SECTION 13.02. Defeasance of the Securities. The provisions of this Indenture (except as to (x) the rights of Holders of Securities to receive, from the money, in the currency required, and Government Obligations deposited with the Trustee pursuant to paragraph (1) below or the interest and principal received by the Trustee in respect of such Government Obligations, payment of the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest on such Securities on the Stated Maturities thereof, (y) the Company's rights and obligations with respect to such Securities under Sections 3.06, 3.07, 13.03, 13.04, Article Seven (other than subsections (d) and (e) of Section 7.01), Sections 5.01, 5.02, 5.04, 6.01, 8.06,
8.10 and 8.11, so long as the principal of (and premium, if any) and interest on the Securities remain unpaid and, thereafter, only the Company's rights and obligations under Sections 5.04, 8.06, 13.03 and 13.04, and (z) the rights, powers, trusts, duties and immunities of the Trustee with respect to the Securities) as it relates to the Securities shall no longer be in effect, and the Trustee, at the expense of the Company shall, upon Company Request, execute proper instruments acknowledging the same if:

               (1) the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose (A) Dollars in an amount, or (B) Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide on or before the due date of any payment in respect of the Securities in an amount, or (C) a combination thereof, sufficient, after payment of all Federal, state and local taxes in respect thereof payable by the Trustee, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest;

               (2) no Event of Default or event which with notice or lapse of time would become an Event of Default shall have occurred and be continuing on the date of such deposit;

               (3) the interest of the Holders in such deposit shall have been duly perfected under the applicable provisions of the Uniform Commercial Code; and

               (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this Section have been complied with.

          SECTION 13.03. Application of Trust Funds; Indemnification. (a) Subject to the provisions of Section 13.04, all money and Government Obligations deposited with the Trustee pursuant to Section 13.01 or 13.02 and all money received by the Trustee in respect of Government Obligations deposited with the Trustee, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any paying agent (including the Company acting as its own paying agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money and Government Obligations have been deposited with or received by the Trustee as contemplated by Section 13.01 or 13.02.

          (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to Section 13.01 or 13.02 or the interest and principal received in respect of such obligations, other than any such tax, fee or other charge payable by or on behalf of Holders. The Company shall be entitled to prompt notice of an assessment or the commencement of any proceeding for which indemnification may be sought hereunder and, at its election, to contest such assessment or to participate in, assume the defense of, or settle such proceeding.

          (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any Government Obligations or money held by it as provided in Section 13.01 or 13.02 which, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such obligations or money were deposited or received.

          (d) If the Trustee is unable to apply any money or Government Obligations in accordance with Section 13.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities, if any, shall be revived and reinstated as though no deposit had occurred pursuant to Section 13.02 until such time as the Trustee is permitted to apply all such money or Government Obligations in accordance with Section 13.02; provided, however, that if the Company has made any payment of interest on or principal of (and premium, if any) on any Securities, if any, because of the reinstatement of its obligations, the

Company shall be subrogated to the rights of the Holders of the Securities, if any, to receive such payment from the money or Government Obligations held by the Trustee.

          SECTION 13.04. Return of Unclaimed Moneys. Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of and premium, if any, or interest on Securities and not applied but remaining unclaimed by the Holders of Securities for two years after the date upon which the principal of and premium, if any, or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on demand; and the Holder of any of the Securities entitled to receive such payment shall thereafter look only to the Company for any payment thereof.

                                ARTICLE FOURTEEN

                    Immunity of Incorporators, Stockholders,
                             Officers and Directors

     SECTION 14.01. Indenture and Securities Solely Corporate Obligations. No recourse under or upon any obligation, covenant or agreement of this Indenture, any supplemental indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any Subsidiary or of any predecessor or successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors or employees, as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture, or in any of the Securities or implied thereby; and that any and all such personal liability, either at common law or in equity or by constitution or statute of, and any and all such rights and claims against, every such incorporator, stockholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied thereby, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.


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

                                ARTICLE FIFTEEN

                            Miscellaneous Provisions

          SECTION 15.01. Provisions Binding on Successors of the Company. All of the covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

          SECTION 15.02. Indenture for Sole Benefit of Parties and Holders of the Securities. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto, any agent of the Trustee or the Company under this Indenture and the Holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being, subject to the provisions of Articles Twelve and Fourteen, for the sole benefit of the parties hereto, any agent of the Trustee or the Company under this Indenture and the Holders of the Securities.

     SECTION 15.03. Addresses for Notices, etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities on the Company may be given or served by being deposited, registered or certified mail postage prepaid, in a post office letter box in the United States addressed (until another address is filed by the Company with the Trustee) to the Company, Cincinnati Financial Center, 6200 South Gilmore Road, Fairfield, Ohio 45014. Any notice, direction, request or demand by any Holder of a Security or the Company to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the principal office of the Trustee, addressed to the attention of its Corporate Trust Services Division. Any notice, report or other instrument required by any of the provisions of this Indenture to be given by the Trustee to the Holders of Securities shall be deemed to have been sufficiently given, for all purposes, when mailed by first class mail.

          SECTION 15.04. New York Contract. This Indenture and the Securities shall for all purposes be construed in accordance with and governed by the laws of the State of New York.

          SECTION 15.05. Evidence of Compliance with Conditions Precedent. Upon any Company request to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any (including any covenant, compliance with which constitutes a condition precedent) provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

          SECTION 15.06. Legal Holidays. In any case where the date of maturity of interest on or principal of or premium, if any, on the Securities or the date fixed for redemption of any Security or Securities will be a legal holiday or a day on which banking institutions are legally authorized or obligated to close in Illinois or Ohio or any other location where a paying agent appointed pursuant to Section 5.02 is located, then payment of such interest on or principal of and premium, if any, on such Securities need not be made by such paying agent on such date but may be made by such paying agent on the next succeeding business day that is not a day in such location that is either a legal holiday or a day on which banking institutions are legally authorized or obligated to close, with the same force and effect as if made on such date of maturity or the date fixed for redemption and no interest shall accrue for the period from and after such prior date.

          SECTION 15.07. Trust Indenture Act of 1939 to Control. If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317 of the Trust Indenture Act of 1939, by the operation of Section 318(c) thereof, such imposed duties shall control, except as, and to the extent, expressly excluded from this Indenture, as permitted by the Trust Indenture Act of 1939. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act of 1939 that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

          SECTION 15.08. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

          SECTION 15.09. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original and such counterparts shall together constitute but one and the same instrument. The First National Bank of Chicago hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

          IN WITNESS WHEREOF, CINCINNATI FINANCIAL CORPORATION has caused this Indenture to be signed and acknowledged by its President and either its Chief Financial Officer or its Treasurer, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary, and The First National Bank of Chicago has caused this Indenture to be signed and acknowledged by one of its Senior Trust Officers, has caused its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or one of its Assistant Secretaries, as of the day and year first written above.

                                    CINCINNATI FINANCIAL
                                      CORPORATION



                                    By
                                      ------------------------------
                                      Title

ATTEST:

-------------------------




                                    THE FIRST NATIONAL BANK OF CHICAGO



                                    By
                                      ------------------------------



(CORPORATE SEAL)

ATTEST:

-------------------------